UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  April 27, 2005
(Date of earliest event reported)



                       Banc of America Funding Corporation
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             (Exact name of registrant as specified in its charter)

     Delaware                         333-121559                56-1930085
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(State or other jurisdiction         (Commission               (IRS Employer
of incorporation)                      File No.)            Identification No.)

214 North Tryon Street
Charlotte, North Carolina                              21703
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Address of principal executive offices               (Zip Code)


Registrant's Telephone Number, including area code  (704) 386-2400
                                                    ----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.          Other Events
                    ------------

                    Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

ITEM 9.01.          Financial Statements and Exhibits
                    ---------------------------------

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------                                   -----------
    (99) Collateral Term Sheets, prepared by Banc of America Securities LLC in connection with Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2005-C

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BANC OF AMERICA FUNDING CORPORATION


April 27, 2005

                                             By:   /s/ Scott Evans
                                                   -----------------------------
                                             Name:     Scott Evans
                                             Title:    Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                Paper (P) or
Exhibit No.                     Description                     Electronic (E)
-----------                     -----------                     --------------

   (99)                         Collateral Term Sheets,               E
                                prepared by Banc of America
                                Securities LLC in connection
                                with Banc of America Funding
                                Corporation, Mortgage Pass-
                                Through Certificates,
                                Series 2005-C